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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                 April 28, 2000


                         TOYOTA AUTO LEASE TRUST 1997-A
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             (Exact name of registrant as specified in its charter)


      CALIFORNIA                      333-26717                33-0755530
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(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
  of Incorporation)                                          Identification No.)

                       c/o Toyota Motor Credit Corporation
                           19001 South Western Avenue
                           Torrance, California 90509
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                    (Address of principal executive offices)


                                 (310) 787-1310
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              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

                  On April 28, 2000, Toyota Motor Credit Corporation made an announcement that it will make a one-time cash capital contribution to Toyota Leasing, Inc., who, as transferor for each of Toyota's four outstanding lease securitizations, will deposit such amounts into the related reserve funds.

                  The press release is attached hereto as exhibit 20.

ITEM 7.  FINANCIAL STATEMENTS,  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits

         20       Press release.


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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                             TOYOTA AUTO LEASE TRUST 1997-A

                             BY:  TOYOTA MOTOR CREDIT CORPORATION, AS SERVICER


                             By:    /S/ GEORGE E. BORST
                                    ---------------------
                             Name:  George E. Borst
                             Title:    Senior Vice President and General Manager

April 28, 2000


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                                            EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION OF EXHIBIT
-----------                ----------------------
20                         Press Release.